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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                     Date of Report:           January 19, 2000
                     Date of earliest
                     event reported:           January 19,2000

                              Apple Computer, Inc.
                              --------------------
             (Exact name of registrant as specified in its charter)

           California                        0-10030            94-2404110
          ------------                      ---------          ------------
   (State or other jurisdiction          (Commission File    (I.R.S. Employer
 of incorporation or organization)            Number)       Identification No.)

                  1 Infinite Loop, Cupertino, California 95014
                  --------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (408) 996-1010

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

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                       INFORMATION INCLUDED IN THIS REPORT

Items 1 through 4, 6 and 8 Not Applicable.

Item 5.     OTHER EVENTS.

       (i) Reference is made to the press release issued to the public by the registrant on January 19, 2000, the text of which is attached hereto as an exhibit, for a description of the events reported pursuant to this Form 8-K.

Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (c)         Exhibits

            99.1.       Text of press release dated January 19, 2000.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          APPLE COMPUTER, INC.

                                          By: /s/ Fred Anderson
                                                  -------------
                                              Executive Vice President and Chief
                                              Financial Officer

Date: January 21, 2000


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                                INDEX TO EXHIBITS

Exhibit            Document
------             --------

99.1               Text of Press Release dated January 19, 2000


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